AEGION®

CJS SECURITIES

14th Annual “New Ideas For the New Year” Conference

January 15, 2014

Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward looking statements. The Company makes forward-looking statements in this Investor Presentation that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on February 27, 2013, and in the Company’s subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company’s actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although the Company believes these independent sources are reliable, the Company has not independently verified the accuracy and completeness of this information.

Aegion's Strategy Focused First on Diversification and Now on Greater Reliance on Recurring Revenue in Growth Markets

2008
Reliance on one industry

Insituform

40-YEAR LEADER AND PIONEER IN TRENCHLESS CIPP WASTEWATER PIPE REHABILITATION

Market Dynamics

- The need for pipeline rehabilitation is unquestioned
- Anticipated municipal spending is not expected to meet the growing need for wastewater pipe rehabilitation

Insufficient and volatile municipal spending limits sustainable growth opportunities

2009-2012
Diversification Strategy

We Protect Pipe.™

MIDSTREAM OIL, GAS AND MINING
MUNICIPAL AND INDUSTRIAL PRESSURE PIPE
WATER/WASTEWATER PIPE REHABILITATION


ROBOTIC COATING
INSULATION COATING
CURED IN PLACE PIPE
CATHODIC PROTECTION
LINERS
INTERNAL COATING
CONCRETE COATING
FIBER POLYMER

MARKET DYNAMICS

- Aegion can effect the sale of higher margin technologies and services in growth industries
- Corrpro has recurring revenue opportunities through master service agreements

Project-based nature of Energy & Mining and Commercial & Structural businesses creates volatility from timing risk

2013+
Grow Recurring Revenues

US OIL AND GAS UPSTREAM AND DOWNSTREAM



MARKET DYNAMICS

- Compelling long-term macro drivers in the upstream and downstream US market
- Daily presence at these facilities creates a "nested position" with potential to leverage Aegion's technologies

Multi-year maintenance contracts provide a new source for recurring revenues in growing markets

AEGION

Aegion Protects and Rehabilitates Infrastructure

PIPELINE PROTECTION

> 75%

Municipal Water/Wastewater, Industrial, Oil, Gas, Mining


ROBOTIC COATING
EXTERNAL COATING
INSULATION COATING
CURED IN PLACE PIPE
LINERS
INTERNAL COATING
CONCRETE COATING
CATHODIC PROTECTION
FIBER POLYMER

INDUSTRIAL FACILITIES

>20%

Refineries, Upstream Facilities, Water Treatment Plants, Nuclear Facilities



COMMERCIAL STRUCTURES

< 5%

Commercial Buildings, Industrial and Waterfront Structures, Bridges, Roads, Tunnels


FIBER POLYMER


FIBER POLYMER

Aegion is a $1.2 billion[1] revenue company focused on sustainable growth and increasing returns by being a global leader in infrastructure protection and rehabilitation

[1] Based on expected trailing 12 month pro forma revenues as of December 31, 2013

AEGION

Aegion Is Geographically Balanced in Strong End Markets



> 80% of 2013 Revenues
> 5% of 2013 Revenues
< 5% of 2013 Revenues
< 5% of 2013 Revenues
> 5% of 2013 Revenues
Hong Kong
Singapore

Aegion Technologies and Services

- All Three Platforms
- Water & Wastewater
- Commercial & Structural
- Energy & Mining

AEGION

Energy & Mining Has Technologies to Protect and Extend the Useful Life of Pipelines

$1.4 Trillion Global Pipeline CAPEX 2012-2017


North America
Central and South America
Australia
Middle East
5%
3%
16%
76%

Sources: Pipeline & Gas Journal 2012 Worldwide Pipeline Construction Report; Oil & Gas Journal Vol-110 Issue 3

Aging Global Pipeline Infrastructure


15%
18%
67%
>21 Years
11-20 Years
<10 Years

Source: Pipeline & Gas Journal

Pipeline Spend Outlook

- Pipeline expenditures in North America are expected to be 15% of total expenditures for exploration and production of shale gas
- Expenditures in Central and South America will largely be for offshore projects in Peru, Colombia, Brazil and Mexico
- 83% of the expected Middle East spend will be in pipeline construction, pump stations and equipment and line pipes

Source: Pipeline & Gas Journal; Oil & Gas Journal vol-110 issue 3

AEGION

Diversification into the Midstream Pipeline Market Has Been Beneficial to Aegion

Aegion's Core End Market



MIDSTREAM

Transport

We Protect Pipe.™

corrpro

- Cathodic protection
- Engineering inspection services

united

- Pipe linings for corrosion and abrasion protection

CRTS

BAYOU

CCSI

- New pipe and field coatings

Corrpro 2009-2013F

(acquired in 2009)

- 2013F revenues expected to be about $230 million from $180 million in 2009
- Operating margins expected to be 12 to 13 percent from 8 percent in 2009

United Pipeline Systems 2007-2013F

(began organic international expansion in 2008)

- Expected 2013F revenues of about $125 million compared to about $40 million in 2007 at high teens operating margins

Bayou 2009-2013F

(acquired in 2009)

- Inconsistent revenues since acquisition due to sporadic project activity in the Gulf of Mexico

CRTS 2011-2013F

(acquired in 2011)

- Signature $28 million Saudi Aramco Wasit project now underway after an 18-month delay by the general contractor

AEGION

The Acquisition of Brinderson in 2013 Opened a New Market for Aegion in the US Downstream Energy Segment

Aegion Increases Presence



UPSTREAM
Exploration and Production

- Corrosion and abrasion protection for pipe gathering and extraction supply lines
- Facility maintenance programs
- Engineering, procurement, and construction (EPC) services

Aegion's Core End Market



MIDSTREAM
Transport

We Protect Pipe.™

- Cathodic protection
- Engineering inspection services
- Pipeline lining and maintenance
- New pipe coatings
- Terminal facility maintenance
- EPC services

Aegion Entry



DOWNSTREAM
Processing and Refining

- Facility maintenance programs
- Turnaround planning and execution
- EPC services

California Is an Important Energy Producing State

① Ranked **fourth** in 2012 production of crude oil in the US

- Continued drilling activities in existing proven fields and unconventional extraction methods, especially in the San Joaquin Basin

② Ranked **third** in US refining capacity

- 2 million barrels per day from 20 operating refineries



California **Refinery** Capital and Maintenance Spending
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$ Millions
2012
2013P
2014P
2015P
2016P
2017P
Maintenance
Annualized Turnarounds
Capital Projects

Source: Company Estimates

Brinderson has room to **grow**

- Upstream: Rapid expansion as major players doubled their expenditures in 2013 compared to 2012, mostly for deferred maintenance, new technology and new rigs
  - Brinderson can grow its relative low share in engineering, construction and maintenance services
- Downstream: Service provider procurement is centralizing
  - Brinderson can grow through its strong reputation, safety performance and expansion of services

AEGION

Aegion's Strategy Is to Increase Presence in the US Upstream and Downstream Markets Such as the Gulf Coast

Significant demand coupled with **higher utilization of aging refinery capacity**

US Refining Industry Maintenance and Capital Spending



$ Billions
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2012
2013E
2014P
2015P
2016P
2017P
Maintenance and TA Spend
Capital Spend
Tier III (Conservative Upside)
Tier III (Aggressive Upside)

Tier III represents potentially lower sulfur content requirements in refined products

Source: US Energy Information Administration

Increasing production drives upstream spend for **maintenance** and **CAPEX**

Near-Term Forecast for US Crude Oil Production



Millions of Barrels per Day
Millions of Barrels per Day
3.2
3.3
3.8
4.7
5.5
6.2
2009
2010
2011
2012
2013P
2014P
Lower 48 Onshore
Total Supply

Source: US Energy Information Administration

Abundant natural gas supply giving US a competitive edge in **ethylene**

2013 Ethylene Production Cost Curve

North America was the highest cost producer in 2003



Dollar per Metric Ton
$1,500
$1,000
$500
$-
Others
Western Europe
Northeast Asia
Southeast Asia
US Average
US Ethane
Middle East Ethane
Industry Capacity (Millions of Metric Tons)

Source: Phillips 66 March 18, 2013 Howard Weil Conference; IHS Consulting

AEGION

Brinderson Acquisition on July 1, 2013 Increased the Proportion of Recurring Revenues for Energy & Mining

Total Energy & Mining Recurring Revenue Mix

PRE-BRINDERSON ACQUISITION

POST-BRINDERSON ACQUISITION


52%
48%
Operating & Maintenance Services (Recurring)
New Capital Spend Projects
43%
57%

Trailing twelve month revenue pro forma expected for 2013

Corrpro and Brinderson are the primary drivers for growth with expected 65% of Energy & Mining revenues in 2013, on a pro forma trailing twelve month basis, and 75% recurring revenues

AEGION

Brinderson Excels at Improving Facility Productivity and Cross Selling Other Services as Client Relationship Grows

Case Study: 2005 Large Southern California Upstream Client

Initial Project Scope: Maintenance Services, Engineering, Procurement and Construction

- Client implemented Brinderson's productivity tools
  - Productivity improved 22%
- Executed maintenance work on mechanical, electrical and instrumentation systems
- Managed the maintenance for utility and slurry plant operators

Representative of typical productivity gains over a 12-24 month period

Through its integrated services, Brinderson has become a trusted provider for this client, expanding its presence to three different locations

- Nearly 3 million billable hours over the last seven years
- Zero total recordable incident rate in last 1.3 million work hours



Annual Revenues from Client
$ in millions
60
50
40
30
20
10
0
$9
$12
$19
$50
2005
2007
2009
2012
Construction
Engineering
Maintenance

AEGION

Brinderson's Integrated Services Strategy Can Bring Downstream Opportunities to Corrpro, United Pipeline Systems and Fibrwrap

Downstream Client

- Maximize facility utilization
- Regulatory compliance
- Reduce total cost of ownership
- Upgrades and debottlenecking

Brinderson's Trusted, Client-Centric Integrated Services Platform

- Maintenance
- Construction
- Engineering
- Turnaround

"Nested Position" at facilities enables cross selling

Additional Services to **Enhance Brinderson's** Integrated Platform

Corrpro Corrosion Protection

- Engineering design of corrosion cathodic protection systems for aboveground tanks, piping, concrete slabs, galvanized steel
- Corrosion protection materials
- Data collection, monitoring and analysis for corrosion prevention

United Pipeline System Pipe Protection

- Tite Liner® technology protects and rehabilitates pipelines subjected to corrosive or abrasive flows

Fibrwrap Structural Rehabilitation

- Large diameter pipe rehabilitation
- Non-disruptive concrete slab, column, beams, and beam-column strengthening
- Unique product capabilities for seismic and blast protection

Aegion's 2014 Outlook to Be Driven by Greater Sources of Recurring Revenues and Profits

Favorable Outlook

corrpro® united® Insituform® Brinderson®

Proportion of Aegion Revenues	>85%
Proportion Recurring[1]	>65%

Improving Outlook

FYFE™ FIBRWRAP® BAYOU® CRTS

Proportion of Aegion Revenues	<15%
Proportion Recurring[1]	<15%

[1] Recurring revenues from master service agreements, demand stable markets and maintenance projects

AEGION®

North America Is a Strong Market for the Energy & Mining Platform

2014 North America Outlook for Energy & Mining

- Corrpro expects growth from a focus on higher margin engineering and pipeline inspection services
- United Pipeline Systems expects a continuation of favorable market conditions in North America, including Canada, where project activity has increased since the fourth quarter, and the Middle East
- Brinderson increased share in the West Coast downstream market through the award of key maintenance contracts in late 2013
- Market conditions for Bayou remain uncertain in the Gulf of Mexico and also in Canada from a slow winter construction season



united
BAYOU
corrpro
BRINDERSON
BRINDERSON
BAYOU
united
BRINDERSON
corrpro
BRINDERSON
corrpro
corrpro
corrpro
BRINDERSON
corrpro
united
BAYOU
Current Shale Plays
Prospective Shale Plays
Basins

AEGION

The Middle East Is an Emerging Market for Aegion's Energy & Mining Platform

Energy & Mining Middle East Backlog



$0M	$4.3M	$43.8M	$64.1M	$50.6M
2009	2010	2011	2012	2013
Minimal Presence	Opened Oman Office	CRTS/Wasit Corrpro/STARC	UPS/ Oman JV	As of September 30



corrpro
united
corrpro
united
united
CRTS
united

Investing to establish a regional presence to jointly market Corrpro, United Pipeline Systems and CRTS and expand into promising markets across Africa

Energy & Mining Middle East Opportunity

Current Revenue Opportunity: $50 to $60 million

- United Pipeline Systems has created a base $30 million business:
  - Secondary and tertiary oil and gas extraction methods are ideal for the Tite Liner® technology to protect pipelines
- Corrpro is actively building a presence that can significantly add to its growth profile in the near-term
- CRTS has successfully completed smaller projects in Saudi Arabia that led to our award of the large Wasit offshore gas field project

Long-term market opportunity in primary Middle East markets can be more than $100 million per annum

North American Water & Wastewater Improving Execution and Capturing Growth Opportunities

North American Water & Wastewater Backlog



Record backlog of $242 million
as of September 30, 2013
Backlog ($M)
260
240
220
200
180
160
140
120
100
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013

MARKET STATUS:

- North America's cured-in-place pipe market grew by approximately 20 percent in 2013 largely from a recovery in the US market since the contraction in 2011 when the US stimulus funding ended

Insituform®

North American Water & Wastewater- 2014 Outlook

- Overall market conditions are favorable heading into 2014 with regional areas of growth
  - Expect record year-end backlog
- $55 million in backlog as of September 30, 2013 for large multi-year programs in Baltimore and St. Louis to be executed through 2014 and into 2015
- Our scale and leadership position enable us to participate in areas where municipalities are increasing spend because of compliance with EPA consent decrees
- Contracting share remains above 40 percent today with more profitable work achieved through a disciplined bidding approach
- Our enhancements to project management and maintaining bidding discipline has increased crew productivity and margins

Asia-Pacific Water & Wastewater Region Improving Outlook



Asia Water/Wastewater
Contracting/3rd Party Product Sales
3rd-Party Tube Sales
Office Locations

Insituform

Asia-Pacific Water & Wastewater Outlook

- Australia continues to be an attractive contracting market
- Successful project execution in Malaysia validated the project-by-project strategy rather than long-term country specific investment
- While market potential in India is immense, project release timing as well as contract terms remain a challenge
- Focus in other markets is to expand product sales and technical services

Applying lessons learned to realize the potential for future growth

Asia-Pacific Water & Wastewater business expected to reduce its operating loss by approximately $8 million in 2013 compared to 2012 with prospects for profitability in 2014

AEGION

Commercial & Structural Investing to Expand its Market Leadership Position in North America

Strategic Focus

① Complete North America sales organization enhancements to properly resource for growth in the pipeline, building and transportation end markets

② Invest to create a premiere project management organization:

- Apply best practices from other Aegion businesses
- Increase the number of crews trained to support multiple end markets

Fyfe North America Near-Term Bid Table



Near-term Bid Table ($M)
120
100
80
60
40
20
0
$40
$100
Second Quarter 2013
Third Quarter 2013

FOCUS ON PIPELINES AND BUILDINGS END MARKETS

Fibrwrap® Leadership

① Fibrwrap® suite of products and services garners strong respect in the marketplace

② Vertical integration strategy from manufacturing, engineering and installation remains the primary competitive advantage

- Fibrwrap® products have critical structural equivalency certifications and patent protections
- Talented Commercial & Structural engineers are experts in the fiber-reinforced polymer field
- Robust R&D drives innovation for future growth

FYFE™ FIBRWRAP®

- 2014 will be a year for recovery as enhancements to the sales organization and project management are expected to be fully implemented
- Expect topline growth in 2014 and a longer-term target of 20 to 25 percent annual global revenue growth at gross margins of 35 to 40 percent

AEGION

Where We Are Going

Aegion's path to sustainable growth:

- Favorable end markets for Aegion's technologies and services
- Increase recurring revenues to balance growth from Aegion's project-dependent technologies and services
- Focus on annual improvement in ROIC towards target of 15% through expanding margins and earnings growth

Energy & Mining

Comprehensive Pipeline Protection
+
Upstream and Downstream Maintenance

- Strong energy demand sustaining commodity prices and capital spend
- Pipeline protection aided by regulatory/environmental concerns
- Upstream and downstream facilities require reliable, safe and high quality maintenance and other services to meet demands for these facilities
- Energy & Mining market opportunities:
  - North America
  - Middle East
  - South America
  - Asia-Pacific
- Focus on growing recurring revenues to balance technologies and services subject to project timing risk

Commercial & Structural

Drive Conversion to Fibrwrap®

- Fast growing commercial rehabilitation market
- North America addressable market is roughly $650 million with more than a third dedicated to fiber-reinforced polymers[1]
- Fyfe®/Fibrwrap® driving conversion from traditional rehabilitation methods such as concrete and steel in pipelines, buildings, transportation and waterfront end markets
- Fibrwrap® product attributes can support the growing need for force protection (seismic/anti-terrorism)

[1] Company Estimates

Water & Wastewater

Stability and Consistency

- Insituform is the global leader in trenchless cured-in-place pipe rehabilitation and is well-positioned to successfully execute under any market condition
- Global infrastructure needs are immense—however spending decisions are made at the local level
- Current municipal budgets are constrained in Europe while the US market is stable with regional areas of growth and Asia-Pacific has potential for growth

AEGION®

Appendix

Revised 2013 Guidance Based Primarily on Struggles from Commercial & Structural in the Fourth Quarter

Aegion
Non-GAAP Diluted Earnings per Share

(from Continuing Operations)



$1.43
$1.27 - $1.32
2012
2013 Forecast
Revised guidance as of December 18, 2013

Inclusive of $0.08 to $0.10 per share contribution from Brinderson

- *Restated for discontinued operations*
- *2012 non-GAAP includes $3.1 million pre-tax, or $0.07 per diluted shares, for acquisition-related expenses*
- *See page A-5 for 2013 non-GAAP reconciliation through September 30, 2013*

Fourth Quarter Performance Drivers

Favorable Performance

- North American Water & Wastewater expected to perform well from record backlog and improved medium- and large-diameter mix
- Favorable North America market supports expected solid performance from Corrpro
- Brinderson increased weekly billable hours with key maintenance customers supporting $0.06 to $0.08 earnings per share contribution
- United Pipeline Systems has favorable US and Middle East market conditions

Unfavorable Performance

- Commercial & Structural's North America business struggled from lower workable backlog, project performance issues from inadequate cost estimation, customers taking more time to finalize project awards and certain delays in the setup of new projects in hand
  - Underperformance accounted for about half the shortfall to Aegion's prior guidance
- Lower contribution from CRTS/Wasit project from slower pace of pipe connection welding, which transfers the number of available welded joint coatings for CRTS in 2013 into 2014
- Unusual slowdown in Canadian oil & gas pipeline construction season impacted Bayou's and United Pipeline Systems' Canadian operations

AEGION

Energy & Mining Has Powerful Pipe Protection Products


TITE LINER®
CRTS ROBOTICS
INTERNAL COATING
EXTERNAL COATING
CONCRETE COATING
INSULATION COATING
CATHODIC PROTECTION

United Pipeline Systems

Products: High Density Polyethylene (HDPE)

Advantage: Proprietary and efficient installation methods

Geography: North & South America, Middle East, North Africa, Australia

Competitors: Unprotected steel, minimal protection coatings or linings and exotic metals or thicker linings

MARKET DYNAMICS

Strong commodity pricing driving increased global spending

Increasing international presence

Coating Services

Products: CRTS robotics for offshore internal pipe seam inspecting, cleaning and anti-corrosive epoxy coating application; onshore custom field coatings

Advantage: Cost savings from fast and efficient patented offshore robotics technology

Geography: North & South America, Middle East

Offshore Competitors: No coatings or onshore application

MARKET DYNAMICS

Global offshore market pipeline development

Fulfills a need for a highly efficient coating application

Bayou Companies

Products: FBE, 3-layer polyethylene, 3-layer polypropylene, 5-layer glass syntactic polyurethane, concrete, insulation, rubberized asphalt

Advantage: Full service facilities in Southern US and Canada

Geography: North America, Gulf of Mexico

Competitors: Bredero Shaw, pipe mills producing small-diameter pipe

MARKET DYNAMICS

Gulf of Mexico and transcontinental pipeline development

US shale plays/Canadian oil sands

Corrpro

Products: Engineering design, maintenance, monitoring and installation of cathodic protection systems

Advantage: Industry leader in corrosion prevention with significant scale

Geography: North America, Middle East

Competitors: Numerous small companies

MARKET DYNAMICS

Global pipeline development/Maintenance

Regulations increase spending

AEGION®

Brinderson Offers Full Service Capabilities in the US West Coast Market - Primarily California

Brinderson performs **mission critical** tasks to keep **facilities running** safely and reliably

Key Markets


12%
45%
43%
% Revenues
Downstream
Upstream
Minerals, Chemicals

A **full service** company in the Western US active across **upstream oil & gas, terminals & pipelines and downstream oil refining**

Full Service Capabilities


8%
11%
23%
58%
% Revenues
Maintenance
MSA-Based Small-cap Construction
Engineering & EPC
Turnaround

- 75% of revenues are recurring
- 48 master-service agreements (MSA) in 2013—up from 7 in 2008

AEGION

The Brinderson Difference: Safety, Reliability and Quality

Brinderson has integrated services providing a single point of contact with clients

- Brinderson has an extraordinary safety record
- Direct hire and self perform all major trades: 83% of 2,000 employees are field services professionals
- Multi-discipline engineering capabilities result in customized solutions
- Uses key performance indicator tracking systems to reduce total costs for clients
- Long-term relationships with blue chip clients such as Chevron, ExxonMobil, Tesoro, BP, Valero and Oxy

Maintenance

Services typically under long term contracts

- Mission critical items such as rotary equipment, valves, piping, wellheads
- Failure resolution for electrical systems & calibration of instrumentation
- Excavation, rigging, well abandonment
- Subcontractor management
- Inventory and material control
- Planning, scheduling, benchmarking

Construction

Provides all supervision, direct-hire labor, materials and equipment

- 70% of all recent activities from master service agreements
- Infrastructure such as concrete pads and steel structures
- Installation of pipeline racks and cable trays
- Equipment installation

Engineering & EPC

Value Improving Practices (VIP) – optimizes project costs and effectiveness

- Comprehensive engineering design capabilities
- Procurement of infrastructure and equipment for construction

Turnaround

Maintenance, repairs, retrofits during scheduled shutdown

- Planning & scheduling
- Cost & productivity
- Direct hire labor and subcontractor management
- Extraction and reinsertion of tube bundles, blind to blind activity
- Safety services

Non-GAAP Reconciliation

Reconciliation of Non-GAAP Items in Statement of Operations

(in thousands USD except for share information)

	Nine Months Ended September 30, 2013 (from Continuing Operations)							
	2013					2012		
	Consolidated Results	Acquisition-Related Expenses	Credit Facility Fees	Joint Venture/ Divestiture Activities	Total	Consolidated Results	Acquisition-Related Expenses	Total
Operating Expenses	$ 134,287	$ (4,175)	$ --	$ --	$ 130,112	$ 127,908	$ (2,594)	$ 125,314
Operating Income	**44,673**	**4,175**			**48,848**	**56,706**	**2,594**	**59,300**
Interest Expense, Net	(9,875)	--	1,964	--	(7,911)	(7,361)	--	(7,361)
Other	6,561			(8,688)	(2,127)	(1,169)		(1,169)
Income before Taxes	41,359	4,175	1,964	(8,688)	38,810	48,176	2,594	50,770
Taxes on Income (tax benefit)	7,985	1,662	782	(2,635)	7,794	11,862	247	12,109
Net Income[1]	**36,318**	**2,513**	**1,182**	**(6,053)**	**33,960**	**38,646**	**2,347**	**40,993**
Diluted EPS[1]	**$ 0.93**	**$ 0.06**	**$ 0.03**	**$ (0.15)**	**$ 0.87**	**$ 0.97**	**$ 0.06**	**$ 1.04**

[1] from continuing operations attributable to Aegion

AEGION